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                                                              EXHIBIT 10.7(B)
                                                              ---------------

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

    This Second Amendment to Loan and Security Agreement ("Second Amendment") dated this 30th day of July, 1998 and effective as of May 26, 1998, by and among Eagle Supply, Inc., a Florida corporation (the "Borrower"), and Fleet Capital Corporation, a Rhode Island corporation and successor in interest to Barclays Business Credit, Inc. ("Lender").

                                 BACKGROUND

    A. On December 23, 1994, the Lender and the Borrower entered into a certain Loan and Security Agreement (as amended by a certain Amendment to Loan and Security Agreement dated May 4, 1998, the "Agreement") to reflect certain financing arrangements between the parties thereto (the "Existing Financing Arrangements").

    B. The parties have agreed, subject to the terms and conditions of this Second Amendment, to modify and amend the Existing Financing Arrangements.

    NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.  AMENDMENTS TO LOAN AND SECURITY AGREEMENT

    A. The definition of "Borrowing Base" in Appendix A to the Agreement is modified to delete clause (i) therefrom and replace the same with the following new clause (i):

         "(i) Ten Million Nine Hundred Thousand Dollars ($10,900,000), or"

    B. The definition of "Applicable Inventory Sublimit" in Appendix A to the Agreement is deleted in its entirety and replaced by the following new definition:

         "APPLICABLE INVENTORY SUBLIMIT - An amount equal to Four Million
          Dollars ($4,000,000)."

    C. The definition of "Total Credit Facility" in Appendix A to the Agreement is deleted in its entirety and replaced by the following new definition:

         "TOTAL CREDIT FACILITY - Ten Million Nine Hundred Thousand Dollars ($10,900,000)."

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         The parties reconfirm that the aggregate amount of all outstanding
Loans (including without limitation the Revolving Credit Loans and the Equipment Loan) shall not at any time exceed the amount of the Total Credit Facility.

2.  CONDITIONS PRECEDENT

    This Second Amendment shall not be effective until the following conditions have been met to the sole satisfaction of Lender (all documents to be in form and substance acceptable to Lender):

    A. Borrower and TDA Industries, Inc. shall have executed and delivered to Lender this Second Amendment; and

    B. Borrower shall deliver a Secretary's Certificate of corporate resolutions approved by Borrower's Board of Directors with respect to this Second Amendment as well as any other documents, instruments or agreements required hereunder or requested by Lender.

3.  REAFFIRMATION OF AGREEMENT

    Except as expressly modified herein, Borrower hereby affirms all representations and warranties set forth in the Existing Financing Arrangements as of this date and warrants and represents that all such representations and warranties are true, accurate and complete in all respects as of this date and that such warranties and representations are hereby deemed applicable to this Second Amendment and that no Event of Default exists under the Existing Financing Arrangements or would exist with the passage of time, giving of notice or both.

4.  INCORPORATION OF EXISTING FINANCING DOCUMENTS

    The parties acknowledge and agree that this Second Amendment is incorporated into and made part of the Existing Financing Agreements, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, continue unchanged and in full force and effect. To the extent that any term or provision of this Second Amendment is or may be deemed expressly inconsistent with any term or provision in the Existing Financing Agreement, the term and provision hereof shall control.

5.  PAYMENT OF EXPENSES

    Borrower shall pay or reimburse Lender for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Second Amendment and the documents provided for herein or related hereto.

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6.  MISCELLANEOUS

    A. CAPITALIZED TERMS. All capitalized terms not otherwise defined herein shall have the meanings as set forth in the Agreement.

    B. THIRD PARTY RIGHTS. No rights are intended to be created hereunder for the benefit of any third party donee, creditor or incidental beneficiary.

    C. HEADINGS. The headings of any paragraph of this Second Amendment are for convenience only and shall not be used to interpret any provision hereof.

    D. OTHER INSTRUMENTS. Borrower agrees to execute any other documents, instruments and writings in form satisfactory to Lender as Lender may reasonably request to carry out the intentions of the parties hereunder.

    E. MODIFICATIONS. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

    F. GOVERNING LAW. The terms and conditions of this Second Amendment shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the undersigned parties have executed this Second Amendment to Loan and Security Agreement the day and year first above written.

EAGLE SUPPLY, INC.                      FLEET CAPITAL CORPORATION
("Borrower")                            ("Lender")

By: /s/ Illegible                          By: /s/ Illegible
   -----------------------------------     ------------------------------------
Title: Treasurer                        Title: VP
      --------------------------------         --------------------------------

Attest:
By: /s/ Illegible
   -----------------------------------
   Asst. Secretary


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    TDA Industries, Inc., in its capacity as surety pursuant to that certain
Guaranty Agreement dated as of December 23, 1994, hereby approves this Second Amendment and reconfirms that such Guaranty Agreement remains in full force and effect and covers all Obligations of Borrower to Lender.

TDA INDUSTRIES, INC.

By: /s/ Illegible
   -------------------------------------

Title: Treasurer
      ----------------------------------

Attest:

By: /s/ Illegible
   -------------------------------------
   Asst. Secretary

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